EXHIBIT 32.2
CERTIFICATION OF SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Timothy F. Murphy, Senior Vice President and Chief Financial Officer, of Gibraltar Industries, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
The Annual Report on Form 10-K of the Company for the year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy F. Murphy
Timothy F. Murphy
Senior Vice President and Chief Financial Officer

February 25, 2021
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.